CONVEYANCE AGREEMENT

     Recording Requested by and When Recorded Return to: Fulbright & Jaworski L.L.P., 300 Convent St., Suite 2200, San Antonio, Texas, Attn: Christian G. Herff.

                              CONVEYANCE AGREEMENT

     This Conveyance Agreement (this "Conveyance"), effective as of 4:58 P.M. Eastern Time on September 30, 2004 (the "Effective Date"), is from PENN OCTANE CORPORATION, a Delaware corporation (herein called "Grantor"), and in favor of RIO VISTA OPERATING PARTNERSHIP L.P., whose mailing address is 820 Gessner Road, Suite 1285, Houston, TX 77024 (herein called "Grantee").

                                    ARTICLE I

                                 GRANTING CLAUSE

     1.1 GRANTING CLAUSES. Grantor hereby contributes, conveys, assigns, transfers, delivers, and sets over unto Grantee, its successors and assigns, all right, title, interests and estate of Grantor in and to the following described property, to-wit:

     ALL  OF  THE  ASSETS  SET  FORTH  ON  SCHEDULE  A  ATTACHED  HERETO

     The property described in this Section 1.1 shall be referred to herein collectively as the "Subject Property".

     TO HAVE AND TO HOLD the Subject Property, subject to the terms and conditions hereof, unto Grantee, its successors and assigns, forever.

                                   ARTICLE II

                      ENCUMBRANCES AND WARRANTY DISCLAIMERS

     2.1 PERMITTED ENCUMBRANCES. This Conveyance is made and accepted expressly subject to (a) all liens, charges, encumbrances, contracts, agreements, instruments, obligations, defects, restrictions, security interests, options or preferential rights to purchase, adverse claims, reservations, exceptions, easements, rights-of-way, conditions, leases, other matters affecting the Subject Property or to which it is subject; and (b) to all matters that a current on the ground survey or visual inspection would reflect.

     2.2 CONTRIBUTION AGREEMENT. This Conveyance is expressly made subject to the terms and conditions of that certain Contribution, Conveyance and Assumption Agreement dated as of September 16, 2004, among Grantor, Grantee and the other parties thereto (the "Contribution Agreement"). All capitalized terms used herein shall have the meanings given to such terms in the Contribution Agreement, unless otherwise defined herein. Nothing contained in this Conveyance shall in any way affect the provisions set forth in the Contribution Agreement nor shall this Conveyance expand or contract any rights or remedies under the Contribution Agreement. This Conveyance is intended only to effect the transfer of the Subject Property to Grantee as provided for in the Contribution Agreement and shall be governed entirely in accordance with the terms and conditions of the Contribution Agreement. In the event of a conflict between the terms of this Conveyance and the terms of the Contribution Agreement, the terms of the Contribution Agreement shall prevail.

     2.3 DISCLAIMER OF WARRANTIES; SUBROGATION. Except as expressly provided herein or in the Contribution Agreement, this Conveyance is made, and is accepted by Grantee, without warranty of title, express, implied or statutory, and without recourse, but with full substitution and subrogation of Grantee, and all persons claiming by, through, and under Grantee, to the extent assignable, in and to all covenants and warranties by the predecessors in title of Grantor and with full subrogation of all rights accruing under applicable statutes of limitation or prescription and all rights of action of warranty against all former owners of the Subject Property. Except as expressly provided herein or in the Contribution Agreement, any covenants implied by statute or by the


                                      D-1
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use  of  the  words  "convey",  "sell", "assign", "transfer", "deliver", or "set over" or any of them or any other words used in this Conveyance, are hereby expressly disclaimed, waived and negated.

                                   ARTICLE III

                                  MISCELLANEOUS

     3.1 FURTHER ASSURANCES. Grantor and Grantee agree to take all such further actions and to execute, acknowledge and deliver all such further documents that are necessary or useful in carrying out the purposes of this Conveyance. So long as authorized by applicable law so to do, Grantor agrees to execute, acknowledge and deliver to Grantee all such other additional instruments, notices, affidavits, deeds, conveyances, assignments and other documents and to do all such other and further acts and things as may be necessary or useful to more fully and effectively grant, assign, convey, transfer and deliver to Grantee the Subject Property conveyed hereby or intended so to be conveyed.

     3.2 SUCCESSORS AND ASSIGNS; NO THIRD PARTY BENEFICIARY. This Conveyance shall be binding upon, and shall inure to the benefit of, Grantor and Grantee and their successors and assigns. The provisions of this Conveyance are not intended to and do not create rights in any other person or entity or confer upon any other person or entity any benefits, rights or remedies and no person or entity is or is intended to be a third party beneficiary of any of the provisions of this Conveyance.

     3.3 GOVERNING LAW. This Conveyance and the legal relations between the parties shall be governed by, and construed in accordance with, the laws of the State of Texas, excluding any conflict of law rule which would refer any issue to the laws of another jurisdiction, except when it is mandatory that the law of the jurisdiction wherein the Subject Property is located shall apply.

     3.4 HEADINGS; REFERENCES; DEFINED TERMS. All Section headings in this Conveyance are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof", "herein" and "hereunder" and words of similar import, when used in this Conveyance, shall refer to this Conveyance as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Conveyance.

     3.5 COUNTERPARTS. This Conveyance may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

     3.6 SEVERABILITY. If any of the provisions of this Conveyance are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire agreement. Instead, this Conveyance shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Conveyance at the time of execution of this Conveyance.


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     IN  WITNESS  WHEREOF, this Conveyance has been duly executed by the parties hereto on the dates of the acknowledgments set forth below, to be effective, however, as of the Effective Date.

                                        GRANTOR:

                                        PENN OCTANE CORPORATION


                                        By:/s/ Richard Shore, Jr.
                                           -----------------------------------
                                            Richard Shore, Jr.,
                                            President

                                        GRANTEE:

                                        RIO VISTA OPERATING PARTNERSHIP L.P.

                                        By: Rio Vista Operating GP LLC,
                                        its General Partner

                                            By: Rio Vista Energy Partners L.P.,
                                            its sole member

                                               By: Rio Vista GP LLC,
                                               its General Partner

                                                   By:/s/ Richard Shore, Jr.
                                                      -------------------------
                                                         Richard Shore, Jr.,
                                                         President


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THE STATE OF CALIFORNIA )
                        )
COUNTY OF SAN FRANCISCO )

     This instrument was acknowledged before me on the 15th day of September, 2004, by Richard Shore, Jr., President of Penn Octane Corporation, on behalf of and in his capacity as President of Penn Octane Corporation.

                                           /s/  Barbara  Booth
                                           -------------------------------------
                                           NOTARY  PUBLIC

My Commission Expires: Nov. 12, 2006
                     ---------------



THE STATE OF CALIFORNIA )
                        )
COUNTY OF SAN FRANCISCO )

     This instrument was acknowledged before me on the 15th day of September, 2004, by Richard Shore, Jr., President of Rio Vista GP LLC, on behalf of and in his capacity as President of Rio Vista GP LLC.


                                           /s/ Barbara Booth
                                           -------------------------------------
                                           NOTARY  PUBLIC

My Commission Expires: Nov. 12, 2006
                     ---------------


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                                   SCHEDULE A


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